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                                                                   Exhibit 23(a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To ADC Telecommunications, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated December 15, 1993, included in ADC Telecommunications, Inc.'s Form 10-K for the year ended October 31, 1993 and to all references to our Firm included in this registration statement.




                                            /s/ ARTHUR ANDERSEN & CO.

Minneapolis, Minnesota
March 11, 1994